EXHIBIT 99.4

GSAMP 2004-AR2 - Price/Yield - A3B

Balance          $53,601,000.00  Delay           0
Coupon           1.8737          Dated           8/31/2004
Settle           8/31/2004       First Payment   9/25/2004

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Price                         50 PPC        75 PPC       100 PPC      125 PPC       150 PPC
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 99.00000            Yield        2.0578        2.1354        2.2256       2.3569        2.4507
 99.00000      Disc Margin         47.54         55.23         64.16        77.17         86.46
 99.12500            Yield        2.0356        2.1035        2.1823       2.2971        2.3791
 99.12500      Disc Margin         45.34         52.06         59.87        71.25         79.37
 99.25000            Yield        2.0134        2.0715        2.1390       2.2374        2.3076
 99.25000      Disc Margin         43.14         48.90         55.59        65.33         72.29
 99.37500            Yield        1.9913        2.0396        2.0958       2.1777        2.2362
 99.37500      Disc Margin         40.94         45.74         51.31        59.42         65.22
 99.50000            Yield        1.9692        2.0078        2.0527       2.1182        2.1649
 99.50000      Disc Margin         38.74         42.58         47.03        53.52         58.15
 99.62500            Yield        1.9471        1.9760        2.0097       2.0588        2.0938
 99.62500      Disc Margin         36.55         39.43         42.77        47.63         51.10
 99.75000            Yield        1.9250        1.9443        1.9667       1.9994        2.0227
 99.75000      Disc Margin         34.37         36.28         38.50        41.74         44.06
 99.87500            Yield        1.9030        1.9126        1.9238       1.9402        1.9518
 99.87500      Disc Margin         32.18         33.14         34.25        35.87         37.02
100.00000            Yield        1.8810        1.8810        1.8810       1.8810        1.8810
100.00000      Disc Margin         30.00         30.00         30.00        30.00         30.00
100.12500            Yield        1.8591        1.8494        1.8383       1.8220        1.8103
100.12500      Disc Margin         27.82         26.87         25.76        24.14         22.99
100.25000            Yield        1.8371        1.8179        1.7956       1.7630        1.7398
100.25000      Disc Margin         25.65         23.74         21.52        18.29         15.98
100.37500            Yield        1.8153        1.7864        1.7530       1.7041        1.6693
100.37500      Disc Margin         23.47         20.61         17.29        12.44          8.98
100.50000            Yield        1.7934        1.7550        1.7104       1.6454        1.5990
100.50000      Disc Margin         21.31         17.49         13.07         6.61          2.00
100.62500            Yield        1.7716        1.7236        1.6679       1.5867        1.5288
100.62500      Disc Margin         19.14         14.38          8.85         0.78         -4.98
100.75000            Yield        1.7498        1.6923        1.6255       1.5281        1.4587
100.75000      Disc Margin         16.98         11.27          4.63        -5.04        -11.94
100.87500            Yield        1.7281        1.6610        1.5832       1.4696        1.3887
100.87500      Disc Margin         14.82          8.16          0.43       -10.86        -18.90
101.00000            Yield        1.7063        1.6298        1.5409       1.4112        1.3188
101.00000      Disc Margin         12.66          5.06         -3.77       -16.66        -25.85
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                WAL                 6.02                 4.11                  3.00                  2.15                  1.79
           Mod Durn                 5.69                 3.96                  2.92                  2.11                  1.77
   Principal Window        Feb08 - Mar15        Jan07 - Oct11         Jul06 - Dec09         Feb06 - Jul07         Dec05 - Jan07

          LIBOR_1MO               1.5737               1.5737                1.5737                1.5737                1.5737
          LIBOR_6MO               1.9412               1.9412                1.9412                1.9412                1.9412
             Prepay      50 PricingSpeed      75 PricingSpeed      100 PricingSpeed      125 PricingSpeed      150 PricingSpeed
Optional Redemption              Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)


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